                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            HELMERICH & PAYNE, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            HELMERICH & PAYNE, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

                                      N/A
- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

                                      N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                                      N/A
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

                                      N/A
- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

                                      N/A
- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

                                      N/A
- --------------------------------------------------------------------------------
     (3) Filing party:

                                      N/A
- --------------------------------------------------------------------------------
     (4) Date filed:

                                      N/A
- --------------------------------------------------------------------------------
- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                     {HELMERICH & PAYNE, INC. LETTERHEAD}



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the Annual Meeting of Stockholders of Helmerich & Payne, Inc., will be held on the 41st Floor of the First National Tower Building, 15 East 5th Street, Tulsa, Oklahoma, at 12:00 noon, Tulsa time, on Wednesday, March 2, 1994, for the following purposes:

          1. To elect three Directors comprising the class of Directors of the Corporation known as the "Third Class" for a three-year term expiring in 1997.

          2. To consider and transact any other business which properly may come before the meeting or any adjournment thereof.

     In accordance with the By-Laws, the close of business on January 7, 1994, has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, said meeting. The stock transfer books will not close.

     The Corporation's Proxy Statement is submitted herewith. The annual report for the year ended September 30, 1993, has been mailed previously to all stockholders.

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON, BUT WISH THEIR STOCK TO BE VOTED ON MATTERS TO BE TRANSACTED, ARE URGED TO SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE CORPORATION IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                             By Order of the Board of Directors

                                                     /s/ STEVEN R. MACKEY
                                                      Steven R. Mackey
                                                         Secretary

Tulsa, Oklahoma
January 26, 1994

                           HELMERICH & PAYNE, INC.
                            UTICA AT TWENTY-FIRST
                             TULSA, OKLHOMA 74114



                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

                              GENERAL INFORMATION

     The enclosed proxy is being solicited by and on behalf of the management of Helmerich & Payne, Inc., hereinafter referred to as the "Corporation," and will be voted at the Annual Meeting of Stockholders on March 2, 1994. This statement and the accompanying proxy are first being sent or given to stockholders on or about January 26, 1994.

     Any stockholder giving a proxy may revoke it at any time before it is voted by voting in person at the Annual Meeting or by delivery of a later-dated proxy.

     The cost of this solicitation will be paid by the Corporation. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals. No solicitation is to be made by specially engaged employees or other paid solicitors.

     At the close of business on January 7, 1994, there were 26,764,476 issued and outstanding shares of the common stock of the Corporation, the holders of which, except the Corporation which is the holder of 2,096,994 shares of treasury stock, are entitled to one vote per share on all matters. There is no other class of securities of the Corporation entitled to vote at the meeting. Only stockholders of record at the close of business on January 7, 1994, will be entitled to vote at the Annual Meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the name and address of each stockholder of the Corporation who beneficially owns more than 5% of the Corporation's common stock, the number of shares beneficially owned by each, and the percentage of outstanding stock so owned, as of January 7, 1994.

                                                      AMOUNT AND
                                                      NATURE OF       PERCENT
    TITLE                NAME AND ADDRESS             BENEFICIAL        OF
  OF CLASS             OF BENEFICIAL OWNER           OWNERSHIP(1)      CLASS
- -------------    --------------------------------    ------------     -------
Common Stock     FMR Corp.
                   82 Devonshire Street
                   Boston, Massachusetts 02109         2,352,534(2)    9.537%
Common Stock     State Farm Mutual Automobile
                   Insurance Company
                   One State Farm Plaza
                   Bloomington, Illinois 61710         2,064,300       8.368%

                                                      AMOUNT AND
                                                      NATURE OF       PERCENT
    TITLE                NAME AND ADDRESS             BENEFICIAL        OF
  OF CLASS             OF BENEFICIAL OWNER           OWNERSHIP(1)      CLASS
- -------------    --------------------------------    ------------     -------
Common Stock     W. H. Helmerich, III
                   1579 East 21st Street
                   Tulsa, Oklahoma 74114               1,530,799(3)    6.206%
Common Stock     The Capital Group, Inc.
                   333 South Hope Street
                   Los Angeles, California 90071       1,290,300(4)    5.231%

- ---------------

(1) Unless otherwise indicated, all shares are owned directly by the named person or entity, with such person or entity possessing sole voting and investment power with respect to such shares.

(2) Includes 2,269,328 shares owned by Fidelity Management & Research Company and 83,206 shares owned by Fidelity Management Trust Company. FMR Corp. has sole voting power over 83,206 shares. This information is based upon FMR's
    Schedule 13G dated February 12, 1993.

(3) Includes 11,710 shares held by Mr. W. H. Helmerich, III, as Trustee in a trust for a member of his immediate family; 300,000 shares owned by The Helmerich Foundation, an Oklahoma charitable trust, for which Mr. Helmerich is Trustee; 10,000 shares owned by Ivy League, Inc., of which Mr. Helmerich is President and Director; and 3,000 shares held by The Helmerich Trust, an Oklahoma charitable trust, for which Mr. Helmerich is Trustee. Mr. Helmerich possesses sole voting and investment power over all indirectly owned shares.

(4) Capital Guardian Trust Company and Capital Research and Management Company, operating subsidiaries of The Capital Group, Inc., exercised investment discretion with respect to 790,000 and 500,000 shares respectively. This information is based upon The Capital Group, Inc.'s Schedule 13G dated February 11, 1993.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the total number of shares of common stock beneficially owned by each of the present Directors and nominees, the Corporation's Chief Executive Officer and the other four most highly compensated executive officers (the Chief Executive Officer and other four most highly compensated executive officers collectively, the "named executive officers"), and all Directors and Executive Officers as a group, and the percent of the outstanding common stock so owned by each as of January 7, 1994.

                                              AMOUNT AND
                                              NATURE OF       PERCENT
 DIRECTORS AND NAMED                          BENEFICIAL        OF
  EXECUTIVE OFFICERS      TITLE OF CLASS     OWNERSHIP(1)      CLASS
- ----------------------    --------------     ------------     -------
W. H. Helmerich, III        Common Stock       1,530,799(2)    6.206%
Hans Helmerich              Common Stock         176,177(3)     .714%
George S. Dotson            Common Stock         100,055(4)     .405%
Steven R. Shaw              Common Stock          37,281(5)     .151%
Allen S. Braumiller         Common Stock          37,899(6)     .153%
Douglas E. Fears            Common Stock          33,252(7)     .135%
H. W. Todd                  Common Stock           2,000        .008%
W. F. Martin                Common Stock           1,500        .006%
John D. Zeglis              Common Stock           1,500        .006%
Glenn A. Cox                Common Stock           1,000        .004%
George A. Schaefer          Common Stock           1,000        .004%
William L. Armstrong        Common Stock           1,000        .004%
C. W. Flint, Jr.            Common Stock             -0-          -0-
All Directors and
  Executive Officers
  as a Group(16)            Common Stock       1,967,891(8)    7.972%

- ---------------

(1) Unless otherwise indicated, all shares are owned directly by the named person, and he has sole voting and investment power with respect to such shares.

(2) Includes 11,710 shares held by Mr. W. H. Helmerich, III, as Trustee in a trust for a member of his immediate family; 300,000 shares owned by The Helmerich Foundation, an Oklahoma charitable trust, for which Mr. Helmerich is Trustee; 10,000 shares owned by Ivy League, Inc., of which Mr. Helmerich is President and Director; and 3,000 shares held by The Helmerich Trust, an Oklahoma charitable trust, for which Mr. Helmerich is Trustee. Mr. Helmerich possesses sole voting and investment power over all indirectly owned shares.

(3) Includes options to purchase 6,558 shares exercisable within 60 days; 48,000 shares subject to restricted stock awards under the Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc.; 2,553 shares fully vested under the Helmerich & Payne, Inc. 401(k) Plan as of September 30, 1993; 9,675 shares owned by Mr. Hans Helmerich's wife, with respect to which he has disclaimed all beneficial ownership; 7,400 shares held by Mr. Helmerich as Trustee for various trusts for members of his immediate family, as to which he has sole voting and investment power; and 1,000 shares held by Mr. Helmerich as a Co-trustee for a family trust for which he shares voting and investment power.

(4) Includes options to purchase 6,558 shares exercisable within 60 days; 36,000 shares subject to restricted stock awards under the Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc.; 5,543 shares fully vested under the Helmerich & Payne, Inc. 401(k) Plan as of September 30, 1993; 950 shares held in a trust for a family member for which Mr. Dotson, as a Co-trustee, shares voting and investment power; 1,250 shares held by Mr. Dotson as custodian for his children under the Uniform Gifts to Minors Act; and 450 shares owned by Mr. Dotson's wife, with respect to which he has disclaimed all beneficial ownership.

(5) Includes options to purchase 1,238 shares exercisable within 60 days; 32,000 shares subject to restricted stock awards under the Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc.; and 1,979 shares fully vested under the Helmerich & Payne, Inc. 401(k) Plan as of September 30, 1993.

(6) Includes options to purchase 842 shares exercisable within 60 days; 16,000 shares subject to restricted stock awards under the Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc.; and 4,757 shares fully vested under the Helmerich & Payne, Inc. 401(k) Plan as of September 30, 1993.

(7) Includes options to purchase 600 shares exercisable within 60 days; 28,000 shares subject to restricted stock awards under the Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc.; and 1,152 shares fully vested under the Helmerich & Payne, Inc. 401(k) Plan as of September 30, 1993.

(8) Includes options to purchase 18,716 shares exercisable within 60 days; 198,000 shares subject to restricted stock awards under the Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc.; and 19,492 shares fully vested under the Helmerich & Payne, Inc. 401(k) Plan as of September 30, 1993.

                             NOMINEES AND DIRECTORS

     The Board of Directors of the Corporation is divided into three classes -- First Class, Second Class, and Third Class -- whose terms expire in different years. The terms of the Directors of the Third Class expire this year, and their successors are to be elected at this Annual Meeting. The terms of the Directors of the First Class and the Second Class do not expire until 1995 and 1996, respectively, and consequently their successors are not to be elected at this Annual Meeting. On December 1, 1993, the Board of Directors nominated Mr. Glenn A. Cox, presently a Director of the Second Class, to fill the vacancy created in the Third Class by the retirement of Mr. W. F. Martin. Upon the conclusion of this Annual Meeting, each of the First, Second and Third Classes will be comprised of three Directors.

     The Directors belonging to the First Class and the Second Class, which are not coming up for election at this meeting, and the Nominees for Directors of the Third Class, are as follows:

DIRECTORS OF THE FIRST CLASS

                                                                                              YEAR
                                 EXPIRATION                                                  FIRST
                                 OF PRESENT               PRINCIPAL OCCUPATION               BECAME
     NAME                  AGE      TERM               AND CURRENT DIRECTORSHIPS            DIRECTOR
                           ----  ----------   --------------------------------------------
Hans Helmerich              35      1995      President of the Corporation and Chief          1987
                                                Executive Officer; holds similar positions
                                                as Chairman or President and as Chief
                                                Executive Officer of subsidiary companies.
                                                Director of Atwood Oceanics, Inc.
George S. Dotson            53      1995      Vice President of the Corporation and           1990
                                                President and Chief Operating Officer of
                                                Helmerich & Payne International Drilling
                                                Co.; holds similar positions as President
                                                and Chief Operating Officer of Helmerich &
                                                Payne International Drilling Co.
                                                subsidiary companies. Director of Atwood
                                                Oceanics, Inc.
George A. Schaefer          65      1995      Retired Chairman and Chief Executive Officer    1988
                                                of Caterpillar Inc. (manufacturer of
                                                earth-moving, construction, and
                                                materials-handling machinery and
                                                equipment). Director of Aon Corporation;
                                                McDonnell Douglas Corporation; Morton
                                                International; and Caterpillar Inc.

DIRECTORS OF THE SECOND CLASS

                                                                                              YEAR
                                 EXPIRATION                                                  FIRST
                                 OF PRESENT               PRINCIPAL OCCUPATION               BECAME
     NAME                  AGE      TERM               AND CURRENT DIRECTORSHIPS            DIRECTOR
                           ----  ----------   --------------------------------------------
C. W. Flint,                72      1996      Retired Chairman of Flint Industries, Inc.      1968
  Jr.                                           (general construction contractor and
                                                environmental consulting). Director of
                                                Liberty Bancorp, Inc.; Liberty Bank and
                                                Trust Company of Tulsa, N.A.; and Pennzoil
                                                Co.
H. W. Todd                  71      1996      Managing Partner, Carlisle Enterprises, L.P.    1971
                                                (acquisitions and mergers within the
                                                aerospace, defense, and industrial
                                                sectors). Director of Pacific Scientific
                                                Co.; and Precision Aerotech
John D. Zeglis              46      1996      Senior Vice President -- General Counsel and    1989
                                                Government Affairs of American Telephone
                                                and Telegraph Company (provides products,
                                                services, and systems for the movement and
                                                management of information, including U.S.
                                                and international long-distance
                                                telecommunications services,
                                                telecommunications products for businesses
                                                and consumers, network transmission
                                                systems and equipment, computers, and
                                                electronic components). Director of
                                                Illinois Power Co.

NOMINEES FOR DIRECTORS OF THE THIRD CLASS

                                                                                              YEAR
                                 EXPIRATION                                                  FIRST
                                 OF PRESENT               PRINCIPAL OCCUPATION               BECAME
     NAME                  AGE      TERM               AND CURRENT DIRECTORSHIPS            DIRECTOR
     ----                  ---   ----------            -------------------------            --------
W. H. Helmerich, III       71      1994      Chairman of the Board of the Corporation.        1949
                                                Director of Atwood Oceanics, Inc.; Liberty
                                                Bancorp, Inc.; Liberty Bank and Trust
                                                Company of Tulsa, N.A.; Caterpillar Inc.;
                                                and Liberty Bank and Trust Company of
                                                Oklahoma City, N.A.

William L. Armstrong       56      1994      Chairman of Ambassador Media Corporation and     1992
                                                Cherry Creek Mortgage Company (television
                                                broadcasting and mortgage banking).
                                                Director of International Family
                                                Entertainment, Inc.; NaTec Resources,
                                                Inc.; Provident Life & Accident Insurance
                                                Company of America; and Storage Technology
                                                Corporation

Glenn A. Cox               64      1994      Retired President and Chief Operating            1992
                                                Officer of Phillips Petroleum Company
                                                (large integrated oil company). Director
                                                of Bank of Oklahoma, N.A.; BOK Financial
                                                Corporation; The Williams Companies, Inc.;
                                                and Union Texas Petroleum Holdings, Inc.

     With regard to the election of the Directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees. Unless otherwise specified, the proxies on the enclosed form which are executed and returned will be voted for the nominees listed above as "Nominees for Directors of the Third Class." The proxies executed and returned on the enclosed form can be voted only for the named nominees. If any one of the nominees is not a candidate at the Annual Meeting, an event which management does not anticipate, the proxies will be voted for a substitute nominee. The election of Directors will require the affirmative vote of a plurality of the shares of common stock voting in person or by proxy at the Annual Meeting. Abstentions and broker non-votes shall not be counted except for purposes of determining the presence of a quorum at the meeting.

     The Corporation's transfer agent will tabulate all votes which are received prior to the date of the Annual Meeting. The Corporation has appointed two employee inspectors of the elections to receive the transfer agent's tabulation, to tabulate all other votes, and to certify the results of the elections.

     The principal occupation of each of the Directors and the Nominees for Directors of the Third Class is as set forth in the tables above and has been the same occupation for the past five years except with respect to (i) Mr. W. H. Helmerich, III, who was Chief Executive Officer until December 6, 1989, and became Chairman of the Board and Chief Executive Officer of the Corporation on December 11, 1987, after being President and Chief Executive Officer since 1960;
(ii) Mr. Hans Helmerich, who became Chief Executive Officer on December 6, 1989, and became President and Chief Operating Officer of the Corporation on December 11, 1987, after being Executive Vice President since March 13, 1987, after being a Vice President of the Corporation since June 15, 1985; (iii) Mr. William L. Armstrong, who was a United States Senator from Colorado from 1978 through 1990;
(iv) Mr. George A. Schaefer, who retired effective June 30, 1990, after being Chairman of the Board and Chief Executive Officer of Caterpillar Inc. since 1985; (v) Mr. H. W. Todd, who retired effective January 1, 1990, after being Chairman of the Board, Chief Executive Officer, and President of Rohr Industries, Inc., for more than the past five years; (vi) Mr. Glenn A. Cox, who retired effective December 23, 1991, after being President and Chief Operating Officer of Phillips Petroleum Company since 1985; and (vii) Mr. C. W. Flint, Jr., who retired effective June 16, 1992, after being Chairman of Flint Industries, Inc., for more than the past five years. Mr. Hans Helmerich is a son of Mr. W. H. Helmerich, III.

ATTENDANCE

     There were four regularly scheduled meetings of the Board of Directors held during fiscal 1993. No Director attended fewer than 75% of the aggregate of the total number of the meetings of the Board of Directors held during fiscal 1993.

COMMITTEES

     Mr. C. W. Flint, Jr., and Mr. W. F. Martin are members of the Audit Committee. On December 1, 1993, Mr. Glenn A. Cox was appointed as an additional member of the Audit Committee. The functions of the Audit Committee include: (1) reviewing with management and the Corporation's independent accountants the scope of the various audits to be conducted during the coming year; (2) reviewing with management and the independent accountants the results of such audits, including the auditor's comments on the Corporation's accounting policies and the adequacy of the internal controls; (3) discussing with management and the independent accountants the Corporation's annual financial statements; (4) reviewing fees paid to, and the scope of services provided by, the independent accountants; (5) reviewing the independence of the independent accountants; (6) recommending to the full Board the engagement or discharge of the independent accountants; and (7) monitoring compliance with the Foreign Corrupt Practices Act. During the year ended September 30, 1993, the Audit Committee held two meetings.

     Mr. W. F. Martin and Mr. George A. Schaefer are members of the Human Resources Committee and Mr. W. H. Helmerich, III, was a member of such Committee from October 1, 1992 through November 30, 1993. All executive compensation decisions for fiscal 1993 were made by Messrs. Martin, Schaefer and Helmerich. On December 1, 1993, Mr. W. H. Helmerich, III, resigned as a member of the Human Resources Committee and Mr. John D. Zeglis was appointed as a member of the Human Resources Committee to fill such vacancy. The functions of the Human Resources Committee are to review and make recommendations or decisions regarding: (1) the election and salaries of officers and key management employees; (2) bonus awards, stock option plans and awards, and other fringe benefit plans; and (3) management succession. During the year ended September 30, 1993, the Human Resources Committee held two meetings.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The information contained in the following Summary Compensation Table for fiscal years 1993, 1992, and 1991 is furnished with respect to the named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                LONG-TERM COMPENSATION
                                                           --------------------------------
                           ANNUAL COMPENSATION                     AWARDS          PAYOUTS
                  --------------------------------------   ----------------------  --------
                                                (1)           (2)         (3)
                                               OTHER       RESTRICTED SECURITIES                 (4)
    NAME AND                                   ANNUAL        STOCK    UNDERLYING     LTIP     ALL OTHER
   PRINCIPAL                                COMPENSATION    AWARDS      OPTIONS    PAYOUTS   COMPENSATION
    POSITION      YEAR   SALARY($) BONUS($)     ($)           ($)         (#)        ($)         ($)
- ----------------  -----  --------  -------  ------------   ---------  -----------  --------  ------------
Hans Helmerich    1993    223,463   75,000        720         --          --          --         8,501
President and     1992    210,313   75,000        648         --          --          --         9,703
CEO               1991    193,750   75,000        813         --          --          --         7,262
George S. Dotson  1993    201,850   70,000        720         --          --          --         7,680
Vice President    1992    186,500   70,000        648         --          --          --         9,361
and President     1991    164,000   70,000      2,244         --          --          --         6,262
of Drilling
Subsidiary
Steven R. Shaw    1993    160,375   35,000        720         --          --          --         6,484
Vice President    1992    151,750   35,000        648         --          --          --         9,502
Production        1991    141,250   35,000      1,182         --          --          --         5,438
Allen             1993    148,263   20,000        720         --          --          --        35,157
  S. Braumiller
Vice President    1992    140,813   20,000        648         --          --          --        39,505
Exploration       1991    132,500   20,000      2,053         --          --          --        36,135
Douglas E. Fears  1993    131,513   15,000        720         --          --          --         6,797
Vice President    1992    125,062   15,000        648         --          --          --         7,038
Finance           1991    116,250   15,000      1,894         --          --          --         4,500

- ---------------

(1) The amounts specified in this column represent payments of estimated tax liability with respect to company-provided health benefits. The aggregate amount of perquisites and other personal benefits was less than either $50,000 or 10% of the total annual salary and bonus reported for each of the named executive officers.

(2) As of September 30, 1993, Messrs. Helmerich, Dotson, Shaw, Braumiller, and Fears held 48,000, 36,000, 32,000, 16,000, and 28,000 shares of restricted stock respectively, with the value thereof on September 30, 1993 being $1,632,000, $1,224,000, $1,088,000, $544,000, and $952,000, respectively.
    Notwithstanding these reported amounts, the actual value of the restricted stock held by the named executive officers will depend on the market value of the Corporation's stock at a future date. The terms of the Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc. (the "Restricted Stock Plan") provide for vesting of 20% of the total number of shares awarded the participant on each of the third, fourth, fifth, sixth, and seventh anniversary dates of the award. The Restricted Stock Plan prohibits a subsequent grant under such Plan until the restrictions upon any former grant have completely expired. If the participant for any reason ceases to be an employee of the Corporation, all shares then subject to restriction will be forfeited. Dividends will be payable on shares if and to the extent dividends are paid on the Corporation's stock generally.

(3) The references to "SARs" in the Summary Compensation Table and all other tables in this Proxy Statement have been omitted, since the Corporation has never authorized any SARs.

(4) With respect to each of the named executive officers except Mr. Braumiller, the amounts specified in this column represent only the Corporation's matching contributions to its 401(k) Plan in behalf of each such executive officer. With respect to Mr. Braumiller, $6,104, $7,922, and $5,062 were contributed to the 401(k) Plan by the Corporation in Mr. Braumiller's behalf in each of fiscal years 1993, 1992, and 1991, respectively. In each of fiscal years 1993, 1992, and 1991, Mr. Braumiller was paid $29,053, $31,583, and $31,073, respectively, pursuant to an overriding royalty plan applicable only to geologists and geophysicists. The overriding royalty plan was terminated effective September 30, 1985.

STOCK OPTION GRANTS

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                        NUMBER OF
                                                                        SECURITIES
                                                                        UNDERLYING
                                                                         OPTIONS
                                                                         GRANTED
                                       NAME                                (#)
            ----------------------------------------------------------  ----------
            Hans Helmerich............................................     None
            George S. Dotson..........................................     None
            Steven R. Shaw............................................     None
            Allen S. Braumiller.......................................     None
            Douglas E. Fears..........................................     None

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the named executive officers of the Corporation concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                 NUMBER OF
                                                                                 SECURITIES       VALUE OF
                                                                                 UNDERLYING     UNEXERCISED
                                                                                UNEXERCISED     IN-THE-MONEY
                                                                                 OPTIONS AT      OPTIONS AT
                                                                                 FY-END(#)      FY-END($)(1)

                                          SHARES ACQUIRED                       EXERCISABLE/    EXERCISABLE/
                   NAME                   ON EXERCISE(#)    VALUE REALIZED($)   UNEXERCISABLE  UNEXERCISABLE(2)
                   ----                   ---------------   -----------------   ------------   ----------------
Hans Helmerich............................      4,651             54,940            2,696/          31,678/
                                                                                   23,434          259,330
George S. Dotson..........................      4,651             62,789            2,696           31,678/
                                                                                   23,434          259,330
Steven R. Shaw............................      2,064             36,378            1,238/          18,106/
                                                                                   18,334          189,911
Allen S. Braumiller.......................      1,052              8,810              842/          12,630/
                                                                                    6,669           62,910
Douglas E. Fears..........................        -0-                -0-              600/           2,888/
                                                                                   10,200           79,050

- ---------------

(1) Fair market value used for computations in this column was $34.00 per share, which was the Corporation's closing price of its common stock on September 30, 1993.

(2) The Incentive Stock Option Plan pursuant to which certain options noted in this table were granted contains a cumulative restriction feature requiring sequential exercise of options granted under such plan. Therefore, certain out-of-the-money options must be exercised prior to certain in-the-money options. There were no out-of-the-money options as of September 30, 1993.

LONG-TERM INCENTIVE PLANS

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                        NUMBER OF
                                                                      SHARES, UNITS
                                                                        OR OTHER
                                      NAME                             RIGHTS (#)
            --------------------------------------------------------  -------------
            Hans Helmerich..........................................       None
            George S. Dotson........................................       None
            Steven R. Shaw..........................................       None
            Allen S. Braumiller.....................................       None
            Douglas E. Fears........................................       None

PENSION PLANS

     The pension plan benefit under the Corporation's retirement plan is calculated pursuant to the following formula:

                    Compensation X 1.5% = Annual Pension Benefit.

Pension benefits, which are accrued annually, are determined based on average compensation received throughout a participant's career. "Compensation" includes salary, bonus, vacation pay, sick pay, Section 401(k) elective deferrals, and
Section 125 "cafeteria plan" deferrals. Therefore, the pension benefit is not determined primarily by final compensation and years of service.

     Based upon this formula, an assumed annual salary growth rate of 6%, and an age 62 retirement date, the estimated annual benefits payable to each named executive officer at retirement are:

                                                                                  ANNUAL
                                                                                RETIREMENT
                                NAME                               AGE          BENEFIT(1)
    -------------------------------------------------------------  ---     --------------------
    Hans Helmerich...............................................  35            $352,616
    George S. Dotson.............................................  53            $127,998
    Steven R. Shaw...............................................  43            $125,388
    Allen S. Braumiller..........................................  59            $ 52,777
    Douglas E. Fears.............................................  44            $ 83,672

- ---------------

(The annual retirement benefit has not been reduced for statutory compensation and benefit limits, as amounts over these limits would be payable pursuant to the Supplemental Retirement Income Plan for Salaried Employees of Helmerich & Payne, Inc. The benefits listed above are computed as a straight single life annuity and are not subject to any reduction for Social Security or other offset amounts.

REPORT ON REPRICING OF OPTIONS

                           TEN-YEAR OPTION REPRICINGS

                                                                       NUMBER OF
                                                                      SECURITIES
                                                                      UNDERLYING
                                                                        OPTIONS
                                                                      REPRICED OR
                                      NAME                            AMENDED (#)
            --------------------------------------------------------  -----------
            Hans Helmerich..........................................      None
            George S. Dotson........................................      None
            Steven R. Shaw..........................................      None
            Allen S. Braumiller.....................................      None
            Douglas E. Fears........................................      None

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1993, the members of the Corporation's Human Resources Committee (which functions as the Corporation's compensation committee) were Mr.
W. H. Helmerich, III, Mr. W. F. Martin, and Mr. George A. Schaefer. Mr. Helmerich was formerly chief executive officer of the Corporation from 1960 until 1989. No executive officer of the Corporation has any relationship covered by the Compensation Committee Interlock regulations.

     Mr. W. H. Helmerich, III, Chairman of the Board, retired from the Corporation in December of 1989. Pursuant to a consulting agreement with the Corporation, he receives $154,800 per year for a one-year term commencing January 1, 1990, plus reimbursement of reasonable business, travel, and other expenses in consideration of his agreement to provide advisory and consulting services (exclusive of services rendered by Mr. Helmerich as Chairman of the Board) to the Corporation. The consulting agreement is automatically renewed for successive one-year terms unless terminated by the Corporation or Mr. W. H. Helmerich, III.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
AND CHANGE-OF-CONTROL ARRANGEMENTS

     The Helmerich & Payne, Inc., 1990 Stock Option Plan contains a provision whereby all stock options will automatically become fully vested and immediately exercisable without the requirement of any further act by the Corporation or participant in the event of a "change of control" of the Corporation, as defined in such plan. Pursuant to an agreement between the Corporation and the participants under the Restricted Stock Plan for Senior Executives of Helmerich & Payne, Inc., all restricted shares will automatically become fully vested, free of restrictions, without the requirement of any further act by the Corporation or a participant in the event of a "change of control" of the Corporation, as defined in such agreement.

     If a named executive officer dies prior to age 65 while employed by the Corporation or after having retired under the Corporation's pension plan, then pursuant to an agreement with each named executive officer the surviving spouse of such deceased executive will be paid $2,250 per month for 120 consecutive months, commencing upon the date of death. Alternatively, if the named executive officer remains in the employment of the Corporation until age 65 or has retired under the provisions of the Corporation's pension plan, then commencing on his 65th birthday such executive officer shall be paid $225 per month for 120 consecutive months.

                        HUMAN RESOURCES COMMITTEE REPORT

          Decisions with regard to the compensation of the Corporation's executive officers are generally made by a three-member Human Resources Committee of the Board of Directors ("Committee"). Each member of the Committee is a non-employee director. Decisions about awards under the Corporation's stock-based compensation plans are made by the Committee and reported to the Board. All other decisions by the Committee relating to compensation of the Corporation's executive officers are reviewed by the Board. Generally, the Committee meets in December following the end of a particular fiscal year to consider prospective calendar-year salary adjustments, as well as to consider bonus compensation for executive officers during the prior fiscal year.

       Executive Officer Compensation Policies

          The Corporation's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Corporation's performance, recognize individual initiative and achievements, and assist the Corporation in attracting and retaining qualified executives. The Committee relies in large part on compensation studies for the determination of competitive compensation. These studies include compensation data from several competitor companies including that contained within the S&P Oil and Gas Drilling Index on page 17 of this Proxy Statement. In order to implement these objectives, the Corporation has developed a straightforward compensation package consisting of salary, annual bonus, and periodic awards of stock options and/or restricted stock. Each element of the compensation package serves a different purpose. Salary and bonus are primarily designed to award current and past performance. Awards of stock options and restricted stock are primarily designed to tie a portion of each executive's compensation to long-term future performance of the Corporation. The value of these awards will increase or decrease based upon the future price of the Corporation's stock. Base salaries are conservatively set to recognize individual performance while attempting to approximate the average level of base salaries among the Corporation's competitors. Annual bonuses to executive officers are awarded based upon corporate performance criteria and the Committee's subjective determination of individual performance.

          In determining executive compensation for fiscal 1993, the Committee considered the Corporation's overall historical performance and its future objectives and challenges rather than utilizing a formula based on any particular performance measure in a single year. The Committee believes that this policy provides a certain degree of stability in executive compensation considering the cyclical nature of the Corporation's businesses. Within this framework, the Committee considered the following performance factors in making its compensation decisions in fiscal 1993: earnings per share; cash flow from operations; return on operating assets; and status of the Corporation's competitive position.

      Stock Plans

          The Committee believes that stock ownership by management through stock-based compensation arrangements is beneficial in aligning management's and shareholders' interests. Although the named executive officers did not receive any grants under the Corporation's Restricted Stock Plan in fiscal 1993, the Committee believes that by making infrequent restricted stock awards for a significant number of shares, as was done in 1990, the participant will be motivated to increase the

     Corporation's profits, asset values, and stock price over the long term. The Restricted Stock Plan provides for vesting of 20% of the total number of shares awarded to the participant on each of the third, fourth, fifth, sixth, and seventh anniversary dates of the award. The Restricted Stock Plan prohibits a subsequent grant under such Plan until all restrictions attributable to any former grant have expired. If the participant for any reason ceases to be an employee of the Corporation prior to the expiration of all restrictions, all shares then subject to restriction will be forfeited. Further, since the date of the restricted stock grants, no stock options have been awarded to any of the Restricted Stock Plan participants.

      Compensation Paid to the Chief Executive Officer

          Compensation paid to the CEO in fiscal 1993 consisted primarily of base salary and annual bonus. Mr. Helmerich received a $75,000 bonus and a 4.5% increase from the amount of salary and bonus received in calendar year 1992. The increase in CEO compensation was made in light of the Committee's subjective assessment of the quality of leadership displayed by Mr. Helmerich during a period of instability in the energy industry, and in consideration of the significant increase in the profitability of the Corporation.

                   SUBMITTED BY THE HUMAN RESOURCES COMMITTEE

    W. H. Helmerich, III           W. F. Martin           George A. Schaefer

PERFORMANCE GRAPH

     The following performance graph reflects yearly percentage change in the Corporation's cumulative total stockholder return on common stock as compared with the cumulative total return of the S&P 500 Stock Index and the S&P Oil & Gas Drilling Index. All cumulative returns assume reinvestment of dividends and are calculated on a fiscal year basis ending on September 30 of each year.

                    CUMULATIVE TOTAL RETURN ON COMMON STOCK

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)            1988            1989            1990            1991            1992            1993
HELMERICH & PAYNE                       100.00          139.90          147.34          116.80          137.73          176.26
S&P 500 INDEX                           100.00          133.01          120.71          158.34          175.83          198.69
S&P OIL & GAS DRILLING INDEX            100.00          140.14          185.73          119.48          134.12          163.59

DIRECTOR COMPENSATION

     Each Director not regularly employed by the Corporation presently receives a retainer of $2,500 per quarter on each December 1, March 1, June 1, and September 1 that he is a Director and an attendance fee of $2,500 for each regularly scheduled meeting that he attends, plus expenses incurred in connection with attending meetings. Mr. W. H. Helmerich, III, receives no compensation from the Corporation for serving as its Chairman of the Board. In addition, members of the Audit Committee and the Human Resources Committee (other than Mr. W. H. Helmerich, III) receive a fee of $500 per meeting attended, plus expenses incurred in connection with attending meetings. It is anticipated that there will be four regularly scheduled meetings of the Board of Directors during fiscal 1994.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Mr. W. H. Helmerich, III, acts as a consultant to the Corporation pursuant to a consulting agreement described under "Compensation Committee Interlocks and Insider Participation."

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     For the fiscal year ended September 30, 1993, all required reports were filed on a timely basis with the Securities and Exchange Commission. In making this disclosure, the Corporation has relied solely upon the written representations of its directors and executive officers and copies of the reports they have filed with the Securities and Exchange Commission.

INDEPENDENT ACCOUNTANTS

     The independent public accounting firm selected by the Corporation for the current year which audited the accounts of the Corporation for the fiscal year most recently completed is Arthur Andersen & Co. Representatives of Arthur Andersen & Co. are expected to be present at the stockholders' meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

STOCKHOLDER PROPOSALS

     The Corporation's annual meeting for 1995 will be held Wednesday, March 1, 1995. Any stockholder wishing to submit a proposal to the vote of the stockholders at such 1995 annual meeting must submit such proposal or proposals in writing to the Corporation at its executive office in Tulsa, Oklahoma,
Attention: Corporate Secretary, on or before September 30, 1994.

OTHER MATTERS

     As of this date, management knows of no business which will come before the meeting other than that set forth in the notice of said meeting. If any other matter properly comes before the meeting, the persons named as proxies will vote on it in accordance with their best judgment.

                                             By Order of the Board of Directors


                                                  /s/ STEVEN R. MACKEY
                                                      STEVEN R. MACKEY
                                                         Secretary

Dated: January 26, 1994

             ---------------------------------------------------
             ---------------------------------------------------


                            NOTICE OF ANNUAL MEETING

                                OF STOCKHOLDERS

                                   TO BE HELD

                                 MARCH 2, 1994

                                      AND

                                PROXY STATEMENT




                           {HELMERICH & PAYNE LOGO}



                           HELMERICH & PAYNE, INC.
                            UTICA AT TWENTY-FIRST
                             TULSA, OKLHOMA 74114



             ---------------------------------------------------
             ---------------------------------------------------

- --------------------------------------------------------------------------------

PROXY FOR ANNUAL MEETING                  THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE
HELMERICH & PAYNE, INC.                   BOARD OF DIRECTORS.
- ---------------------------------------   The undersigned hereby appoints as his/her proxies,
                                          with powers of substitution and revocation, W. H.
                                          Helmerich, III, Hans Helmerich, and Steven R.
                                          Mackey, or each of them, to vote all shares of
                                          Helmerich & Payne, Inc., which the undersigned would
                                          be entitled to vote at the Annual Meeting of
                                          Stockholders of Helmerich & Payne, Inc., to be held
                                          on the 41st Floor of the First National Tower
                                          Building, 15 East Fifth Street, Tulsa, Oklahoma, on
                                          Wednesday, March 2, 1994, at 12:00 noon, Tulsa time,
                                          and all adjournments thereof.

1. Nominees for Directors of the "Third Class" for a three-year term are W. H. Helmerich, III, William L. Armstrong, and Glenn A. Cox. DIRECTORS RECOMMEND A VOTE FOR ITEM 1.

      / / FOR all listed nominees          / /WITHHOLD vote from             / /WITHHOLD vote only from
                                              all listed nominees

                            (Continued on Next Page)
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
                          (Continued from First Page)

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE WISHES OF THE STOCKHOLDER AS SPECIFIED IN THE SQUARES AND ON THE LINE PROVIDED ON THE REVERSE SIDE HEREOF; HOWEVER, IF NO SPECIFICATION IS MADE IN THE SQUARES OR ON THE LINE PROVIDED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FULL SLATE OF DIRECTORS.

    PLEASE COMPLETE, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                                                Dated:                   , 1994.


                                                --------------------------------
                                                (Sign here exactly as name
                                                appears. When signing as
                                                attorney, executor,
                                                administrator, guardian, or
                                                corporate official, please give
                                                your full title as such.)
- --------------------------------------------------------------------------------

                         APPENDIX TO ELECTRONIC FILING

               LIST OF IMAGE INFORMATION NOT FILED ELECTRONICALLY

Photographs of the Directors and Nominees for Directors have been omitted from Pages 5 through 7 of this Proxy Statement.